UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 21, 2014

iWallet Corporation

(Exact name of small business issuer as specified in its charter)

Nevada	27-1830013
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

7394 Trade Street, San Diego, California 92121
(Address of principal executive offices)

1-858-530-2958
(Issuer’s telephone number)

Queensridge Mining Resources, Inc., 10975 East 47th Ave., Denver, CO 80239 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 – Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement

On July 21, 2014, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with iWallet Corporation, a private California corporation (“iWallet”), and our subsidiary formed for the purposes of the transaction, iWallet Acquisition Corp. (the “Acquisition Sub”). Pursuant to the Merger Agreement, iWallet merged with and into the Acquisition Sub, which resulted in iWallet becoming our wholly-owned subsidiary (the “Acquisition”). Immediately following the Acquisition, the Acquisition Sub was merged with and into our corporation. In connection with this subsequent subsidiary merger, we changed our corporate name to “iWallet Corporation.”

In addition, pursuant to the terms and conditions of the Merger Agreement:

▪	The holders of all of the capital stock of iWallet issued and outstanding immediately prior to the closing of the Acquisition exchanged their shares on a pro-rata basis for 10,000,000 newly-issued shares of our common stock.

▪	Certain Secured Convertible Debentures previously issued by iWallet were converted to newly issued shares of our common stock and warrants. The former iWallet debenture holders were issued a total of 3,222,120 shares of common stock, and warrants to purchase 3,222,120 shares of common stock at a price of $0.20 per share, exercisable for two (2) years.

▪	Immediately upon closing of the Acquisition, we closed a private offering of Units at a price of $0.30 per Unit, each Unit consisting of one (1) share of common stock and one (1) warrant to purchase one share of common stock at a price of $0.60 per share, exercisable for two (2) years. A total of 6,479,002 shares of common stock and 6,479,002 warrants were issued to subscribers in the offering. In addition, a total of 583,110 Units were issued as compensation to certain licensed securities brokers who assisted with the offering. The offering was conducted pursuant to Rule 506 under Regulation D and was conditional upon the closing of the Acquisition.

▪	Following the closing of the Acquisition, our former controlling shareholder, Philip Stromer, and several other individuals canceled and returned a total of 25,076,643 shares of common stock.

▪	As a result, immediately following the Acquisition, there were 29,321,379 shares of our common stock issued and outstanding.

▪	Our sole officer and director immediately prior to the Acquisition, Jerry Chatel, resigned from the board and from all offices.

▪	Steven Cabouli, who was the sole director of iWallet prior to the Acquisition, was appointed as our new sole director.
▪	Our board appointed the following new officers and directors, each of who had served in the same capacity as an officer of iWallet prior to the acquisition:
    Steven Cabouli, President, Chief Executive Officer, and Chief Financial Officer
    Orlando LaCalle, Chief Marketing Officer
▪	Concurrently with the Acquisition, our former controlling shareholder, Philip Stromer, received a transfer of all assets and agreed to cancel and/or assume all liabilities related to our pre-acquisition business.

As of the date of the Merger Agreement and currently, there are no material relationships between us or any of our affiliates and iWallet, other than with regard to the Merger Agreement.

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The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Section 2 – Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets

As used in this Current Report on Form 8-K, all references to the “Company,” “iWallet,” “we,” “our” and “us” or similar terms, refer to iWallet Corporation, a Nevada corporation, including its predecessors and its subsidiaries, except where the context makes clear that the reference is only to iWallet. Information about the Company and the principal terms of the Acquisition are set forth below.

Acquisition

The Acquisition. On July 21, 2014, in accordance with the Merger Agreement iWallet merged with and into the Acquisition Sub, which resulted in iWallet becoming our wholly-owned subsidiary. Immediately following the Acquisition, the Acquisition Sub was merged with and into our corporation. In exchange for all of the issued and outstanding shares of iWallet, the shareholders of iWallet received a total of 10,000,000 shares of our common stock. In addition, the holders of certain secured convertible debentures issued by iWallet received 3,222,120 shares of our common stock, subscribers in a private offering made contingent upon the Acquisition received 6,479,002 shares of common stock, and brokers participating in the private offering received 583,110 shares of common stock as compensation

There were 34,113,790 shares of our common stock outstanding before giving effect to the stock issuances in and related to the Acquisition and the cancellation of 25,076,643 shares by Mr. Philip Stromer and certain other shareholders. Following these events, there were 29,321,379 shares outstanding, including:

Shares	Held by:
10,000,000	former iWallet shareholders
9,037,147	existing shareholders
3,222,120	former iWallet debenture holders
6,479,002	subscribers in private offering
583,110	brokers assisting with private offering
29,321,379

The issuance of shares of our common stock to the former holders of iWallet’s capital stock and convertible debentures in connection with the Acquisition was not registered under the Securities Act of 1933, as amended (the “Securities Act”), but was performed in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act and/or Regulation D promulgated under that section, which exempts transactions by an issuer not involving any public offering. Further, our private offering Units consisting of shares and warrants, at $0.60 per Unit, was made in reliance upon Rule 506 under Regulation D.

Prior to the Acquisition, there were no material relationships between us and iWallet, or any of their respective affiliates, directors or officers, or any associates of their respective officers or directors, other than as disclosed in this Current Report.

General Changes Resulting from the Acquisition. Following the Acquisition, we intend to carry on the business of iWallet as our sole line of business. We have relocated our principal executive offices to 7394 Trade Street, San Diego, California 92121. Our telephone number is now 1-858-530-2958.

Changes to the Board of Directors. Jerry Chatel resigned as our sole officer and director. Pursuant to the terms of the Merger Agreement, the officers and directors of iWallet prior to the Acquisition were appointed as our officers and directors.

All directors hold office for one-year terms until the election and qualification of their successors. Officers are elected by the board of directors and serve at the discretion of the board.

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Accounting Treatment; Change of Control. The Acquisition is being accounted for as a “reverse acquisition,” as the stockholders of iWallet possess majority voting control of the company immediately following the Acquisition and now control our board of directors. iWallet is deemed to be the accounting acquirer in the reverse acquisition. Consequently, the assets and liabilities and the historical operations of iWallet prior to the Merger will be reflected in the financial statements and will be recorded at the historical cost basis of iWallet. Our consolidated financial statements after completion of the Acquisition will include the assets and liabilities of both companies, the historical operations of iWallet, and our operations from the closing date of the Acquisition. Following the Acquisition our fiscal year-end has been changed from June 30 to December 31. As a result of the issuance of the shares of our common stock pursuant to the Acquisition, a change in control of the Company occurred on July 21, 2014. Except as described herein, no arrangements or understandings exist among present or former controlling stockholders with respect to the election of members of our board of directors and, to our knowledge, no other arrangements exist that might result in a future change of control of the Company. We will continue to be a “small business issuer,” as defined under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), following the Acquisition.

Description of Our Company

Company Overview

We were incorporated as “Queensridge Mining Resources, Inc.” on January 29, 2010, in the State of Nevada for the purpose of engaging in mineral exploration. On July 21, 2014, we entered into the Merger Agreement with iWallet, whereby we acquired all of the issued and outstanding common stock of iWallet through a subsidiary. Following the Acquisition, we merged the subsidiary with and into our corporation, and changed our name to “iWallet Corporation” as part of that process. As a consequence of the Acquisition, we will no longer pursue the exploration and development of our mineral property. We have assigned our mineral claim and all related assets to our former majority shareholder who has agreed to indemnify us against any related liabilities.

As a result of entering into the Merger Agreement, we are now in the business of designing and developing biometric locking wallets and related physical, personal security products.

Description of Business

iWallet is a designer and developer of innovative, physical, personal security products that incorporate the latest security and communication technologies to protect against identity, personal and financial information theft. iWallet is a registered trademark in the United States. The flagship iWallet product is a biometric locking wallet that protects cash, credit cards and personal information with a proprietary fingerprint security system. The iWallet features a carbon fiber or aluminum chassis and protects credit cards from being read by many types of RF devices in public spaces. Using a free app, iWallet owners can tether the iWallet to a supported smart device. A proximity alarm sounds on both devices when separated by about five meters. In addition, GPS tracking capabilities are expected to be available on future models.

iWallet is based in San Diego, California and was founded in 2009. The initial version of the iWallet generated sales of over $700,000 in the first eighteen months following it launch. With improved designs and a better manufacturing partner, iWallet is ready to re-launch the product on a larger scale. Established sales channels include Neiman Marcus in North America, Harrods in England, Travelsmith.com, Highline Peak Group in Canada, Skymall, Gourji in Russiaand NeedItWantItGadgets in New Zealand. iWallet owns the trademark “iWallet” for wallets and wallets connected to smartphones in the USA and has patents worldwide. iWallet has been licensed by Apple Inc. as an official Accessory Developer.

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Products and Technology

At this time, iWallet is preparing to re-launch its flagship product and the iWallet 2.0. The suggested retail price will be $490. The new iWallet are expected to have the following features:

➢	Sleek, compact industrial design with carbon fiber case

➢	Pairs with the owner’s cellular phone via bluetooth technology

➢	Patented, exclusive tamper resistant locking mechanism utilizes innovative fingerprint biometric reader for unlocking

➢	Unique latch control that only consumes power during latching hence providing extended battery life

➢	RFID blocking capability for enhanced wireless protection

➢	Speaker providing audible feedback

➢	GPS tracking capabilities

Over the course of the next twelve months, iWallet intends to bring the following additional products to market:

➢	An inexpensive aluminum “Best Buy” version” that is expected to retail for less than $150 and be offered in variety of colors to choose from with etching and engraving capabilities

➢	A secure passport case called the iPassport

➢	A women’s iWallet version

➢	A secure mobile personal safe to store pharmaceuticals in

➢	A smart “padlock” with a biometric reader for gym lockers and other personal areas that require security

iWallet holds over twenty patents and patent applications filed in various countries around the world. iWallet’s products are currently manufactured under contract by a manufacturer based in Zhuhai, China.

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Market and Competition Overview

iWallet’s primary target demographic will be consumers who are in the market for high-end luxury wallets and similar accessories. iWallet does not believe that the $500 approximate retail price to the end user will be obstacle for our initial target demographic.  The carbon fiber process is labor intensive to manufacture. High net worth individuals appreciate the advantages of carbon fiber construction and spend tens of thousands of dollars outfitting their automobiles and other accessories. However, the more affordable aluminum version expected to retail for under $150 will be launched in 2015 once economies of scale are achieved.

A comparison of the iWallet to the leather or canvas wallets currently offered by several major fashion designers is below:

Brand	Model	Price	Material	Bluetooth (Anti-theft/loss)	Fingerprint Reader	RFID Anti-Theft	Owner Access Only
Cartier	Santos de Cartier	$380	Leather	No	No	No	No
Salvatore Ferragamo	Bifold	$350	Leather	No	No	No	No
Louis Vuitton	Classic	$565	Canvas	No	No	No	No
Gucci	Bifold	$550	Canvas	No	No	No	No
iWallet	Slim	$490	Carbon Fiber	Yes	Yes	Yes	Yes

We believe the security, high technology, slim design, and carbon fiber construction of the iWallet can position it to compete for a share of the luxury wallet market.

Employees

In addition to the named executive officers discussed above, we also employ a Project Manager. Upon the closing of this Offering or shortly thereafter, we plan to recruit and retain a new CEO, as well as an in-house bookkeeper. We do not have plans to add any other additional employees during 2014.

Description of Property

Our corporate headquarters are currently located in San Diego, California. We current lease approximately 3,000 square feet of space for $2,500 per month with a lease for one year that began on June 1, 2014.

Legal Proceedings

We are not a party to any material pending legal proceedings.

Compliance with Environmental Laws

We have not incurred and do not anticipate incurring any expenses associated with environmental laws.

Management’s Discussion and Analysis or Plan of Operation

THE FOLLOWING DISCUSSION SHOULD BE READ TOGETHER WITH THE INFORMATION CONTAINED IN THE FINANCIAL STATEMENTS AND RELATED NOTES INCLUDED ELSEWHERE IN THIS CURRENT REPORT ON FORM 8-K.

Certain statements, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives, and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements.” These forward-looking statements generally are identified by the words “believes,” “project,” “expects,” “anticipates,” “estimates,” “intends,” “strategy,” “plan,” “may,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse affect on our operations and future prospects on a consolidated basis include those discussed in this Current Report on Form 8-K, particularly under the heading “Risk Factors”. These risks and uncertainties should also be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.

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Sales, Distribution and Growth Strategy

Our plan for marketing and raising awareness for the iWallet includes the following strategies:

•	Sell and market at major trade shows that attract global buyers such as the CES.

•	Align iWallet with a high profile celebrity as the face for iWallet.

•	Optimize website to gain greater distributor inquiry, continued media attention and wider market accessibility through links to other major potential purchasers.

•	Continue worldwide media attention, primarily from BBC Worldwide, Fox News (Fox and Friends), Discovery Channel.

Our established distribution channels for the iWallet, as originally launched, include the following:

•	Neiman Marcus in North America

•	Harrods in England

•	In Canada for Centurion (black card) Amex members, who will be able to redeem points in exchange for an iWallet through Highline Peak Group

•	NeedItWantItGadgets in New Zealand

As of July 2014, the following are current prospective sales channels:

•	Private branding for Montblanc, Porsche Design, Ducatti, Gucci, and Bugatti. We are currently in partnering or licencing discussions with all of these companies.

•	Dufry, a global duty free company with 1,100 locations in 45 countries

•	Touch of Modern

•	Skymall

•	Travelsmith

•	Hammacher Schlemmer

iWallet plans to increase its consumer off take within newly gained distribution at major regional high-end department stores, and to expand to private brand stores. Together with its distribution partners, iWallet is targeting major national retail channels. We believe a partnership with any one leading national chain would be transformative. iWallet intends to develop its website towards wider market accessibility through links to other major potential purchasers. iWallet will continue to be featured in ingadget.com and gizmodo.com, where the iWallet has been dubbed “The Fort Knox of Wallets.” iWallet will also begin limited selling efforts in key international markets using further regional distributors in Europe, Asia, Canada, Australia, and South America. iWallet is also in discussions with distribution companies in key opportunity geographies.

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Results of Operations

Results of Operations for iWallet Corporation for the Years Ended December 31, 2013 and December 31, 2012

During the fiscal year ended December 31, 2013, we generated sales of $85,769. Our cost of sales was $63,585, resulting in gross profit of $22,184. Our expenses for the year ended 2013 were $253,352, and consisted of legal and professional fees of $73,278, office and general expenses of $9,583, travel expenses of $23,475, interest and bank fees of $2,515, amortization of intangible assets of $5,288, and a provision for loss on a contractual tooling commitment of $139,213. We also recorded a recovery of a provision for income taxes of $4,247. Our net loss for the year ended December 31, 2013 was $226,921. By comparison, during the year ended December 31, 2012, we generated sales of $159,288. Our cost of sales was $79,550, resulting in gross profit of $79,738. Our expenses for the year ended 2012 were $67,600, and consisted of legal and professional fees of $41,491, office and general expenses of $9,040, travel expenses of $6,786, interest and bank fees of $3,179, amortization of intangible assets of $3,904, and research and development expenses of $3,200. We also recorded a provision for income taxes of $4,247. Our net income for the year ended December 31, 2013 was $7,891.

Our sales during the year ended December 31, 2013 were lower than in the prior year due to manufacturing delays. In addition, our expenses were higher during the year ended December 31, 2013 than in the prior year primarily due to the provision for loss on a tooling commitment. On May 26, 2011, we signed a contract with a supplier under which we were required to pay for tooling costs in addition to our regular purchase orders (the "tooling commitment"). Under the terms of the tooling commitment we were required to pay for 30% of the contracted tooling costs upon execution (the "tooling commitment deposit") and the remaining 70% over the purchase of 5,000 units over a nine month period (the "tooling commitment liability"). If 5,000 units were not purchased within those nine months, then the remaining amount was due within thirty days. As of February 27, 2012, we had not reached the contracted level of purchases and an informal agreement to extend the period was made; however, by December 31, 2013 we had not complied and as a result, the entire amount would have been considered due. On August 24, 2013, we entered into a revised agreement with the supplier that extended the term another twelve months to August 24, 2014. During 2013, it was determined that based on the actual sales levels realized in 2013, we would likely not be able to meet the required orders to meet the 5,000 unit commitment. Accordingly, the deferred costs related to excess units was recognized as a provision for loss on the tooling commitment in the statement of operations and comprehensive income / (loss).

Results of Operations for iWallet Corporation for the Three Months Ended March 31, 2014 and March 31, 2013

During the three months ended March 31, 2014, we generated sales of 16,132. Our cost of sales was $16,946, resulting in gross loss of $814. Our expenses for the three months ended March 31, 2014 were $211,394, and consisted of legal and professional fees of $111,558, subcontractor fees of $62,100, office and general expenses of $11,375, travel expenses of $15,615, interest and bank fees of $5,466, amortization of intangible assets of $2,888, rent of $1,250, and research and development of $1,142. Our net loss for the three months ended March 31, 2014 was $212,208. By comparison, during the three months ended March 31, 2013, we generated sales of $17,491. Our cost of sales was $13,600, resulting in gross profit of $3,891. Our expenses for the three months ended March 31, 2014 were $154,620, and consisted of legal and professional fees of $8,075, office and general expenses of $1,954, travel expenses of $3,127, interest and bank fees of $467, amortization of intangible assets of $1,784, and a provision for a loss on a tooling commitment of $139,213. We also recorded a provision for income taxes of $4,247. Our net loss for the three months ended March 31, 2013 was $146,482.

Our expenses and net loss for the three months ended March 31, 2014 were larger than in the same quarter last year primarily due to increased legal and professional fees related to our preparations for becoming a public company.

Over the course of the current fiscal year, we expect that our sales will increase significantly as we launch the iWallet 2.0 and begin distribution of the product to various retailers and other outlets. During 2014, we also expect to make significant additional expenditures related to the continued development and expansion of our business. Furthermore, as a public company, we will incur significant legal, accounting and other expenses that we did not incur as a private company. As a result of these factors, to achieve profitability we will need to, among other matters, significantly increase our customer base and our distribution channels. We cannot assure you that we will be able to increase our revenue in this manner and achieve profitability on a consistent basis. As we expect to continue to invest in the development of our business, this investment could outpace growth in our revenue, and thereby impair our ability to achieve and maintain profitability.

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Liquidity and Capital Resources of iWallet Corporation

As of March 31, 2014, we had current assets of $243,397, consisting of cash in the amount of $7,500, deposits and deferred costs of $130,613, inventory of $14,816, and a loan due from a shareholder of $90,468. Our current liabilities as of March 31, 2014 were $767,914, and consisted of the current portion of long term bank debt in the amount of $5,213, accounts payable of $113,048, accrued liabilities of $2,106, amounts due to a related party of $28,257, advances from an investor of $76,474, convertible debentures of $437,000, and a liability for a manufacturer tooling commitment of $105,816. Our working capital deficit as of March 31, 2014 was therefore $524,517.

In the months prior to the Acquisition, we engaged in a bridge financing transaction raising a total $663,000 through the sale of secured convertible promissory notes. Concurrent with the closing of the Acquisition, these notes converted to 3,222,120 shares of common stock and 3,222,120 warrants to purchase shares of common stock at a price of $0.20, exercisable for two years.

Our bank indebtedness consists of a line of credit with a limit of $35,000, secured by cash on deposit in a checking account. The line bears interest at a rate of prime plus 1.25%. As of December 31, 2013, the balance owed was $23,079 and as of March 31, 2014, 21,722.

As discussed herein, immediately upon closing of the Acquisition, we closed a private offering of Units at a price of $0.30 per Unit, each Unit consisting of one (1) share of common stock and one (1) warrant to purchase one share of common stock at a price of $0.60 per share, exercisable for two (2) years. A total of 6,479,002 shares of common stock and 6,479,002 warrants were issued to subscribers in the offering. The gross proceeds from the offering, prior to the deduction of agreed selling commissions and expenses, were $1,943,701. Net of broker’s commissions and expenses, we received net proceeds of $1,745,537.

As a result of the funds obtained through the offering, we believe that we have sufficient capital to execute our business development plan for the current year. In order to continue our growth and development plan over the longer term, however, we will require additional financing. Management is currently seeking additional equity financing in order to fund the long term development of the company. There can be no assurance that we will be successful in raising additional funding, either through increased sales and debt and/or other equity financing arrangements. If we are not able to secure significant additional funding, the long term implementation of our business plan will be impaired. There can be no assurance that such additional financing will be available to us on acceptable terms or at all.

Going Concern

We have experienced recurring losses from operations and had a working capital deficiency of $524,517 as of March 31, 2014. To date, we have not been able to produce sufficient sales to become cash flow positive and profitable on an ongoing basis. The success of our business plan during the next 12 months and beyond will be contingent upon generating sufficient revenue to cover our costs of operations and/or upon obtaining additional financing. For these reasons, our auditor has raised substantial doubt about our ability to continue as a going concern.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, results or operations, liquidity, capital expenditures or capital resources that is deemed material.

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Critical Accounting Policies

In December 2001, the SEC requested that all registrants list their most “critical accounting polices” in the Management Discussion and Analysis. The SEC indicated that a “critical accounting policy” is one which is both important to the portrayal of a company’s financial condition and results, and requires management’s most difficult, subjective or complex judgments, often as a result of the need to make estimates about the effect of matters that are inherently uncertain. As of March 31, 2014, we believe the following policies currently fit this definition:

Intangible assets

Patents and trademarks are measured at cost. Legal fees associated with patents and trademarks, which are expected to be issued are recorded as patents and trademarks on the balance sheets. Upon approval by the relevant patent office, the patents and trademarks are amortized over their respective expected lives. Patent and trademark costs associated with patents or trademarks which are not approved or are abandoned, are expensed in the period in which such patents are not approved.

The Company is generally able to maintain patents for up to 20 years from the effective date and the trademark registrations for as long as the trademarks remain in use and the required filings are made to keep them in use. However, based on the Company's assessment of potential innovation or other competing technological developments a useful life of ten years has been assessed for both the patents and the trademarks.

Software consists of costs relating to the development of the software behind the biometric scanning and the other security programs involved in the wallets. Costs relating to the development of this software are capitalized and amortized over its estimated useful life of ten years.

Topic 350-20, Goodwill, and 350-30, General Intangibles Other than Goodwill, in the Accounting Standards Codification ("ASC") requires intangible assets with a finite life be tested for impairment whenever events or circumstances indicate that the carrying amount of an asset (or asset group) may not be recoverable. An impairment loss would be recognized when the carrying amount of an asset exceeds the estimated discounted cash flow used in determining the fair value of the asset.

Product warranties

The Company offers a one year warranty on its products, which it provides for based on estimated warranty costs at the time of sale and accrues for specific items at the time their existence is known and the amounts are determinable. The Company estimates warranty costs using standard quantitative measures based on industry warranty claim experience and evaluation of specific customer warranty issues. The Company currently estimates warranty costs as approximately 4% of revenue.

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Risk Factors

The following are certain identifiable risk factors for iWallet’s business operations. Risk factors related to our former business operations have been excluded but can be found in prior filings with the Securities and Exchange Commission.

Risks Related to Our Business and Industry

Our failure to raise additional capital or generate the cash flows necessary to expand our operations and invest in our product offerings could reduce our ability to compete successfully and adversely affect our results of operations.

We will need to raise additional funds in order to execute on our business development plan over the long term. We may not be able obtain additional debt or equity financing on favorable terms, if at all. If we raise additional equity financing, our security holders may experience significant dilution of their ownership interests and the value of our common stock could decline. If we engage in debt financing, we may be required to accept terms that restrict our ability to incur additional indebtedness and force us to maintain specified liquidity or other ratios. If we cannot raise additional capital on acceptable terms, we may not be able to, among other things:

▪	develop and enhance our products
▪	develop our brand and acquire new customers
▪	continue to expand our technology development, sales and marketing organizations
▪	acquire complementary technologies, products or businesses
▪	expand operations internationally
▪	pay our debts as they come due
▪	hire, train and retain employees
▪	respond to competitive pressures or unanticipated working capital requirements

Our inability to do any of the foregoing could reduce our ability to compete successfully and adversely affect our results of operations.

Because we have experienced net losses to date, we may never be able to generate sufficient net revenue in the future to be profitable.

We have had net operating losses since inception and expect to continue experiencing net losses for the immediate future. In addition, we expect to make significant future expenditures related to the continued development and expansion of our business. Furthermore, as a public company, we will incur significant legal, accounting and other expenses that we did not incur as a private company. As a result of these factors, to achieve profitability we will need to, among other matters, increase our customer base and our distribution channels. We cannot assure you that we will be able to increase our revenue in this manner and achieve profitability. As we expect to continue to invest in the development of our business, this investment could outpace growth in our revenue, and thereby impair our ability to achieve and maintain profitability.

Because we are dependent on outside manufacturers to produce our products, increases in manufacturing costs or component prices may negatively affect our operations

We currently rely on one manufacturer to manufacture our iWallet products to order. We are constrained by its manufacturing capabilities and pricing, and may face production delays or escalating costs if it is unable to manufacture a sufficient quantity of product at an affordable cost. Further, we could face production delays if it becomes necessary to replace our existing supplier with one or more alternative suppliers. These factors could have a material adverse effect on our business, prospects, and results of operations or financial condition. In addition, our operation could be significantly affected by increases in the cost of high quality carbon fiber or other raw materials necessary to manufacture our products.

Because there is an uncertain market for our products, we cannot be certain that they will gain wide acceptance or that we will be able to generate sustained sales growth.

While we believe that our innovative security products would be attractive to business professionals, we have only a limited operating history to determine the market acceptance for our products. No assurance can be given that a significant market for our products and services will be developed or sustained. If our iWallet security products do not gain wider acceptance amongst our target market, we will be unable to achieve sustained sales growth and our business may not be viable over the longer term.

Because the preservation of our intellectual property rights is essential to the success of our business, our failure to protect those rights could adversely affect our business.

Our intellectual property rights, including existing and future trademarks, patents, trade secrets and copyrights, are and will continue to be valuable and important assets of our business. We believe that our proprietary technology, as well as our other technologies and business practices, are competitive advantages and that any duplication by competitors would harm our business. We have taken measures to protect our intellectual property, but these measures may not be sufficient or effective. Intellectual property laws and contractual restrictions may not prevent misappropriation of our intellectual property or deter others from developing similar technologies. In addition, others may develop technologies that are similar or superior to our technology. Our failure to protect, or any significant impairment to the value of, our intellectual property rights could harm our business.

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Our products may contain defects, which could adversely affect our reputation and cause us to incur significant costs.

Defects may be found in our products. Any such defects could cause us to incur significant return and exchange costs, re-engineering costs, divert the attention of our personnel from product development efforts, and cause significant customer relations and business reputation problems. If we deliver products with defects, our credibility and the market acceptance and sales of our products could be harmed.

If we are unable to hire and retain key personnel, we may not be able to implement our business plan.

Having certain key personnel is essential to the development and marketing of the products we plan to sell and thus to the entire business itself. Consequently, the loss of any of those individuals may have a substantial effect on our future success or failure. We may have to recruit qualified personnel with competitive compensation packages, equity participation, and other benefits that may affect the working capital available for our operations. Management may have to seek to obtain outside independent professionals to assist them in assessing the merits and risks of any business proposals as well as assisting in the development and operation of many company projects. No assurance can be given that we will be able to obtain such needed assistance on terms acceptable to us. Our failure to attract additional qualified employees or to retain the services of key personnel could have a material adverse effect on our operating results and financial condition.

Even though we are not manufacturing the products ourselves, if any of the products we sell infringe on the intellectual property rights of others, we may find ourselves involved in costly litigation, which will negatively affect the financial results of our business operations.

Although we have not received notices of any alleged infringement, we cannot be certain that our products do not infringe on issued trademarks and/or copyright rights of others. We may be subject to legal proceedings and claims from time to time in our ordinary course of business arising out of intellectual property rights of others. These legal proceedings can be very costly, and thus can negatively affect the results of our operations.

Because we conduct business outside of the United States, we are subject to certain additional risks related to doing business in foreign countries.

We intend to conduct our business, in part, outside of the United States, and our products are manufactured under contract in China. Doing business in foreign countries carries with it certain risks that are not found in doing business in the United States. The risks of doing business in foreign countries that could result in losses against which we are not insured include:

▪	exposure to local economic conditions;
▪	potential adverse changes in the diplomatic relations of foreign countries with the United States;
▪	hostility from local populations;
▪	the adverse effect of currency exchange controls;
▪	restrictions on the withdrawal of foreign investment and earnings;
▪	government policies against businesses owned by foreigners;
▪	investment restrictions or requirements;
▪	expropriations of property;
▪	the potential instability of foreign governments;
▪	the risk of insurrections;
▪	risks of renegotiation or modification of existing agreements with governmental authorities;
▪	foreign exchange restrictions;
▪	withholding and other taxes on remittances and other payments by subsidiaries; and
▪	Changes in taxation structure.

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Risks Related to Legal Uncertainty

Because our articles of incorporation and bylaws and Nevada law limit the liability of our officers, directors, and others, shareholders may have no recourse for acts performed in good faith.

Under our articles of incorporation, bylaws and Nevada law, each of our officers, directors, employees, attorneys, accountants and agents are not liable to us or the shareholders for any acts they perform in good faith, or for any non-action or failure to act, except for acts of fraud, willful misconduct or gross negligence. Our articles and bylaws provide that we will indemnify each of our officers, directors, employees, attorneys, accountants and agents from any claim, loss, cost, damage liability and expense by reason of any act undertaken or omitted to be undertaken by them, unless the act performed or omitted to be performed constitutes fraud, willful misconduct or gross negligence.

If certain legislation, including the Sarbanes-Oxley Act of 2002, makes it more difficult for us to retain or attract officers and directors, we may be unable to hire such personnel and our business operations may be materially negatively impacted.

The Sarbanes-Oxley Act of 2002 was enacted in response to public concerns regarding corporate accountability in connection with recent accounting scandals. The stated goals of the Sarbanes-Oxley Act are to increase corporate responsibility, to provide for enhanced penalties for accounting and auditing improprieties at publicly traded companies, and to protect investors by improving the accuracy and reliability of corporate disclosures pursuant to the securities laws. The Sarbanes-Oxley Act generally applies to all companies that file or are required to file periodic reports with the SEC, under the Securities Exchange Act of 1934. As a public company, we are required to comply with the Sarbanes-Oxley Act. The enactment of the Sarbanes-Oxley Act of 2002 has resulted in a series of rules and regulations by the SEC that increase responsibilities and liabilities of directors and executive officers. The perceived increased personal risk associated with these recent changes may deter qualified individuals from accepting these roles. As a result, it may be more difficult for us to attract and retain qualified persons to serve on our board of directors or as executive officers. We continue to evaluate and monitor developments with respect to these rules, and we cannot predict or estimate the amount of additional costs we may incur or the timing of such costs.

Risks Relating to our Common Stock

If we fail to remain current on our reporting requirements, we could be removed from quotation on the OTCQB, which would limit the ability of broker-dealers to sell our securities and the ability of stockholders to sell their securities in the secondary market.

Companies trading on the OTCQB, such as us, must be reporting issuers with the Securities and Exchange Commission and must be current in their reports in order to maintain price quotation privileges on the OTCQB tier of the electronic quotation system operated by OTC Markets, Inc. As a result, the market liquidity for our securities could be severely adversely affected by limiting the ability of broker-dealers to sell our securities and the ability of stockholders to sell their securities in the secondary market.

Because our common stock could be deemed a low-priced “Penny” stock, it would be cumbersome for brokers and dealers to trade in our common stock, making the market for our common stock less liquid and negatively affect the price of our stock.

We may be subject to certain provisions of the Securities Exchange Act of 1934, commonly referred to as the “penny stock” as defined in Rule 3a51-1. A penny stock is generally defined to be any equity security that has a market price less than $5.00 per share, subject to certain exceptions. If our stock is deemed to be a penny stock, trading will be subject to additional sales practice requirements of broker-dealers. These require a broker-dealer to:

▪	Deliver to the customer, and obtain a written receipt for, a disclosure document;
▪	Disclose certain price information about the stock;
▪	Disclose the amount of compensation received by the broker-dealer or any associated person of the broker-dealer;
▪	Send monthly statements to customers with market and price information about the penny stock; and
▪	In some circumstances, approve the purchaser’s account under certain standards and deliver written statements to the customer with information specified in the rules.

Consequently, penny stock rules may restrict the ability or willingness of broker-dealers to trade and/or maintain a market in our common stock. Also, prospective investors may not want to get involved with the additional administrative requirements, which may have a material adverse effect on the trading of our shares.

Because we became a public company through a reverse acquisition, we may not be able to attract the attention of major brokerage firms.

There may be risks associated with our becoming public through a reverse acquisition. Securities analysts of major brokerage firms may not provide coverage of our Company since there is no incentive to brokerage firms to recommend the purchase of our common stock. No assurance can be given that brokerage firms will want to conduct any secondary offerings on behalf of our post-merger company in the future.

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Directors and Executive Officers

The following table sets forth information regarding the members of our board of directors and our executive officers and other significant employees. All of our officers and directors were appointed on the effective date of the Merger. All of our directors hold office until the next annual meeting of stockholders and their successors are duly elected and qualify. Executive officers serve at the request of the board of directors.

Name	Age	Office(s) held
Steven Cabouli	56	President, Chief Executive Officer, Chief Financial Officer, Chairman of the Board, and Director
Orlando LaCalle	50	Chief Marketing Officer

Set forth below is a brief description of the background and business experience of each of our current executive officers and directors.

Steven Cabouli is our President, Chief Executive Officer, Chief Financial Officer, Chairman of our Board of Directors. Mr. Cabouli founded iWallet in 2009. He has over 25 years of experience in introducing new and unique products to the market. In the 1980s, he introduced machines for shaved ice, cooking baking, and donuts to Argentina and sold the rights to this business to an established South American cookie manufacturer in 1987. He is also the owner of China Mystique, Inc., a global distributor of skincare products which he co-founded in 1990. From 2003 through January of 2014, he was the owner of Steve Cabouli Properties, a real estate company which owns several properties in San Diego, Mexico, and Argentina. Mr. Cabouli studied Civil Engineering at the University of Buenos Aires in Argentina.

Orlando LaCalle is our Chief Marketing Officer. From March of 2004 to October of 2009, he was a Federal Account Executive for Xerox Corporation. In that position, he managed and sold Xerox software products to assigned accounts in his territory. Also, he negotiated perpetual license agreements with the U.S. Air Force, N.A.S.A., the U.S. Navy, the U.S. Coast Guard and all federal law enforcement agencies including the State Attorney, the Federal Courts and the Florida House of Representatives. From April of 200 to February of 2004, he served as Sales Director, Telecommunications Division Sales Group, for the Latin America Division of HNC Software, Inc., where he prospected new accounts and managed and maintained the company’s customer base in Latin America, the Caribbean and Mexico. From January 1994 to March of 2000, he was a Senior Account Executive at Xerox Corporation. From August of 1986 through March of 1992, he served as a Personnel Specialist for the United States Air Force.

Management is currently conducting a search for a highly qualified individual to join our company as a new CEO. Appropriate additional disclosures will be made upon the appointment of all new executive officers or directors.

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Directors

Our bylaws authorize no less than one (1) and no more than twelve (12) directors. We currently have one director. Pursuant to the terms of the Acquisition, Steven Cabouli, who prior to the Merger was the sole director of iWallet, was appointed as our director.

All directors hold office for one-year terms until the election and qualification of their successors. Officers are elected by the board of directors and serve at the discretion of the board.

There are no family relationships between or among the directors, executive officers or persons nominated or chosen by the Company to become directors or executive officers.

Committees of the Board

We do not currently have a compensation committee, executive committee, or stock plan committee.

Audit Committee

We do not have a separately-designated standing audit committee. The entire Board of Directors performs the functions of an audit committee, but no written charter governs the actions of the Board when performing the functions of what would generally be performed by an audit committee. The Board approves the selection of our independent accountants and meets and interacts with the independent accountants to discuss issues related to financial reporting. In addition, the Board reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants our annual operating results, considers the adequacy of our internal accounting procedures and considers other auditing and accounting matters including fees to be paid to the independent auditor and the performance of the independent auditor. Our Board of Directors, which performs the functions of an audit committee, does not have a member who would qualify as an “audit committee financial expert” within the definition of Item 407(d)(5)(ii) of Regulation S-K.

Nomination Committee

Our Board of Directors does not maintain a nominating committee. As a result, no written charter governs the director nomination process. Our size and the size of our Board, at this time, do not require a separate nominating committee.

When evaluating director nominees, our directors consider the following factors:

•         The appropriate size of our Board of Directors;

•         Our needs with respect to the particular talents and experience of our directors;

•	The knowledge, skills and experience of nominees, including experience in finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•         Experience in political affairs;

•         Experience with accounting rules and practices; and

•         The desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new Board members.

Our goal is to assemble a Board that brings together a variety of perspectives and skills derived from high quality business and professional experience. In doing so, the Board will also consider candidates with appropriate non-business backgrounds.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Board may also consider such other factors as it may deem are in our best interests as well as our stockholders. In addition, the Board identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Board then identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Board are polled for suggestions as to individuals meeting the criteria described above. The Board may also engage in research to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third party search firm, if necessary. The Board does not typically consider shareholder nominees because it believes that its current nomination process is sufficient to identify directors who serve our best interests.

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Code of Ethics

As of March 31, 2014, we had not adopted a Code of Ethics for Financial Executives, which would include our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Executive Compensation

Compensation Discussion and Analysis

Our executive officers are currently paid monthly fixed cash compensation as follows:

Steven Cabouli	$8,000
Orlando LaCalle	$4,000

Our current compensation system consists of paying our key executives such basic remuneration for their time and services as is appropriate for our current resources and stage of development. As we move forward with our business plan and further develop our business, we intend to create a formal system of compensation designed to motivate, incentivise, and retain our key executives.

Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to each named executive officer for our last two completed fiscal years for all services rendered to us.

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Steven Cabouli, President, CEO, CFO	2013 2012	n/a n/a	n/a n/a	n/a n/a	n/a n/a	n/a n/a	n/a n/a	n/a n/a	n/a n/a
Orlando LaCalle, Chief Marketing Officer	2013 2012	n/a n/a	n/a n/a	n/a n/a	n/a n/a	n/a n/a	n/a n/a	n/a n/a	n/a n/a
Jerry Chatel, former officer	2013 2012	0 n/a	0 n/a	0 n/a	0 n/a	0 n/a	0 n/a	0 n/a	0 n/a
Phillip Stromer, former officer	2013 2012	0 0	0 0	0 0	0 0	0 0	0 0	0 0	0 0

Narrative Disclosure to the Summary Compensation Table

Our current executive officers, Steven Cabouli and Orlando LaCalle, were appointed in connection with the recent Acquisition and did not serve during our last two fiscal years. Former officers Jerry Chatel and Phillip Stromer did not receive any compensation for their service as officers. We presently do not have employment or compensation agreements with any of our named executive officers and have not established any overall system of executive compensation or any fixed policies regarding compensation of executive officers.

Stock Option Grants

We have not granted any stock options to the executive officers or directors since our inception.

Outstanding Equity Awards At Fiscal Year-end Table

The table below summarizes all unexercised options, stock that has not vested, and equity incentive plan awards for each named executive officer outstanding as of the end of our last completed fiscal year.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Shares of Stock That Have Not Vested (#)	Market Value of Shares or Shares of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Shares or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Shares or Other Rights That Have Not Vested (#)
Steven Cabouli, President, CEO, CFO	-	-	-	-	-	-	-	-	-
Orlando LaCalle, Chief Marketing Officer	-	-	-	-	-	-	-	-	-
Jerry Chatel, former officer	-	-	-	-	-	-	-	-	-
Phillip Stromer, former officer	-	-	-	-	-	-	-	-	-

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Compensation of Directors Table

The table below summarizes all compensation paid to our directors for our last completed fiscal year.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Steven Cabouli	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Jerry Chatel, former director	-0	-0	-0	-0	-0	-0	-0
Phillip Stromer, former director	-0	-0	-0	-0	-0	-0	-0

Narrative Disclosure to the Director Compensation Table

We do not currently provide any compensation to directors for their service as directors.

Employment Agreements with Current Management

We do not currently have any employment agreements in place with any of our executive officers.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of our capital stock by each executive officer and director, by each person known by us to beneficially own more than 5% of any class of stock and by the executive officers and directors as a group. Except as otherwise indicated, all Shares are owned directly and the percentage shown is based on 29,321,379 shares common stock issued and outstanding following the Acquisition and the related events described herein.

Title of class	Name and address of beneficial owner (1)	Amount of beneficial ownership	Percent of class
Current Executive Officers & Directors:
Common Stock	Steven Cabouli PO Box 261013 San Diego, CA 92196	8,221,230	28.04%
Common Stock	Orlando LaCalle P.O. Box 565577 Miami, FL 33256	978,770	3.34%
Total of All Current Directors and Officers:
Common Stock		9,200,000	31.38%%
More than 5% Beneficial Owners
Common Stock	7806221 Canada, Inc.(2) 71 Clairton Crescent Toronto, ON M6N 2M7	1,841,636	6.28%
	Donal Carroll(3) 55 North Dr. Toronto, ON M9A 4R1	2,446,570	8.35%

(1)

As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.

(2)

The total shares for 7806221 Canada, Inc. include 1,714,384 shares of common stock and warrants to purchase an additional 127,252 shares of common stock at a price of $0.20, exercisable for 2 years. Mr. Bernard Adamski is the President of 7806221 Canada, Inc., and, in that capacity, has the authority to direct voting and investment decisions regarding its common stock.

(3)	The total shares for Donal Carroll include 1,623,285 shares of common stock, warrants to purchase 156,618 shares of common stock at a price of $0.20 per share, exercisable for 2 years, and warrants to purchase 666,667 shares of common stock at a price of $0.60 per share, exercisable for 2 years

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Certain Relationships and Related Transactions and Director Independence

With the exception of the Acquisition, none of our directors or executive officers, nor any proposed nominee for election as a director, nor any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to all of our outstanding shares, nor any members of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the foregoing persons has any material interest, direct or indirect, in any transaction over the last two years or in any presently proposed transaction which, in either case, has or will materially affect us.

Director Independence

We are not a “listed issuer” within the meaning of Item 407 of Regulation S-K and there are no applicable listing standards for determining the independence of our directors. Applying the definition of independence set forth in Rule 4200(a)(15) of The Nasdaq Stock Market, Inc., we do not believe that we currently have any independent directors.

Description of Securities

Our authorized capital stock consists of 75,000,000 shares of common stock, $0.001 par value per share. Immediately following the Acquisition and the events reported herein, there were 29,321,379 shares of our common stock issued and outstanding.

Common Stock

The holders of common stock are entitled to one vote per share. Our certificate of incorporation does not provide for cumulative voting. The holders of common stock are entitled to receive ratably such dividends, if any, as may be declared by the board of directors out of legally available funds. However, the current policy of the board of directors is to retain earnings, if any, for operations and growth. Upon liquidation, dissolution or winding-up, the holders of common stock are entitled to share ratably in all assets that are legally available for distribution. The holders of common stock have no preemptive, subscription, redemption or conversion rights.

In the event of any merger or consolidation with or into another company in connection with which shares of our common stock are converted into or exchangeable for shares of stock, other securities or property (including cash), all holders of our common stock will be entitled to receive the same kind and amount of shares of stock and other securities and property (including cash). Holders of our common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to our common stock.

Registration Rights

We have agreed to file a registration statement on Form S-1 for the re-sale of the shares of common stock issued in the private offering closed concurrently with the Acquisition, as well as the common stock issuable upon exercise of all warrants issued in the offering. We have committed to file the registration statement within forty-five (45) days of the closing of the Acquisition.

Options and Warrants

We do not have any options issued and outstanding In connection with the Acquisition, we issued the following warrants to purchase common stock, all exercisable for a period of two (2) years from the date of issue, which is July 21, 2016:

7,062,112 warrants to purchase common stock at a price of $0.60 per share

3,222,120 warrants to purchase common stock at a price of $0.20 per share

Market Price and Dividends

iWallet is, and has always been, a privately-held company. There has never been a public market for the securities of iWallet has never declared or paid any cash dividends on its capital stock. In addition, there has never been a trading market for iWallet’s common stock.

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Indemnification of Directors and Officers

Our officers and directors are indemnified as provided by the Nevada Revised Statutes and our bylaws.

Under the governing Nevada statutes, director immunity from liability to a company or its shareholders for monetary liabilities applies automatically unless it is specifically limited by a company's articles of incorporation. Our articles of incorporation do not contain any limiting language regarding director immunity from liability. Excepted from this immunity are:

1.	a willful failure to deal fairly with the company or its shareholders in connection with a matter in which the director has a material conflict of interest;

2.	a violation of criminal law (unless the director had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe that his or her conduct was unlawful);

3.	a transaction from which the director derived an improper personal profit; and

4.	willful misconduct.

Our bylaws provide that we will indemnify our directors and officers to the fullest extent not prohibited by Nevada law; provided, however, that we may modify the extent of such indemnification by individual contracts with our directors and officers; and, provided, further, that we shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless:

1.	such indemnification is expressly required to be made by law;

2.	the proceeding was authorized by our Board of Directors;

3.	such indemnification is provided by us, in our sole discretion, pursuant to the powers vested us under Nevada law; or

4.	such indemnification is required to be made pursuant to the bylaws.

Our bylaws provide that we will advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer, of the company, or is or was serving at the request of the company as a director or executive officer of another company, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefore, all expenses incurred by any director or officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under our bylaws or otherwise.

Our bylaws provide that no advance shall be made by us to an officer of the company, except by reason of the fact that such officer is or was a director of the company in which event this paragraph shall not apply, in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made: (a) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (b) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the company.

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Trading Information

Our common stock is quoted under the symbol “QUSR” on the OTCBB operated by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and the OTCQB operated by OTC Markets Group, Inc.  Few market makers continue to participate in the OTCBB system because of high fees charged by FINRA.  Consequently, market makers that once quoted our shares on the OTCBB system may no longer be posting a quotation for our shares. As of the date of this report, however, our shares are quoted by several market makers on the OTCQB. The criteria for listing on either the OTCBB or OTCQB are similar and include that we remain current in our SEC reporting. Our reporting is presently current and, since inception, we have filed our SEC reports on time. Due to our recent name change, we expect our trading symbol to change in the near future.

The following tables set forth the range of high and low prices for our common stock for the each of the periods indicated as reported by the OTCQB. These quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.

Fiscal Year Ending June 30, 2013
Quarter Ended	High $	Low $
June 30, 2013	$0.0371	$0.0371
March 31, 2013	$0.0371	$0.0371
December 31, 2012	$0.0371	$0.0371
September 30, 2012	$0.0371	$0.0371

Fiscal Year Ending June 30, 2012
Quarter Ended	High $	Low $
June 30, 2012	$0.0371	$0.0371
March 31, 2012	n/a	n/a
December 31, 2011	n/a	n/a
September 30, 2011	n/a	n/a

The last quoted price of our common stock was $0.037119 per share on July 23, 2014.

Penny Stock

The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in penny stocks. Penny stocks are generally equity securities with a market price of less than $5.00, other than securities registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock, to deliver a standardized risk disclosure document prepared by the SEC, that: (a) contains a description of the nature and level of risk in the market for penny stocks in both public offerings and secondary trading; (b) contains a description of the broker's or dealer's duties to the customer and of the rights and remedies available to the customer with respect to a violation of such duties or other requirements of the securities laws; (c) contains a brief, clear, narrative description of a dealer market, including bid and ask prices for penny stocks and the significance of the spread between the bid and ask price; (d) contains a toll-free telephone number for inquiries on disciplinary actions; (e) defines significant terms in the disclosure document or in the conduct of trading in penny stocks; and (f) contains such other information and is in such form, including language, type size and format, as the SEC shall require by rule or regulation.

The broker-dealer also must provide, prior to effecting any transaction in a penny stock, the customer with (a) bid and offer quotations for the penny stock; (b) the compensation of the broker-dealer and its salesperson in the transaction; (c) the number of shares to which such bid and ask prices apply, or other comparable information relating to the depth and liquidity of the market for such stock; and (d) a monthly account statement showing the market value of each penny stock held in the customer's account.

In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from those rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written acknowledgment of the receipt of a risk disclosure statement, a written agreement as to transactions involving penny stocks, and a signed and dated copy of a written suitability statement.

These disclosure requirements may have the effect of reducing the trading activity for our common stock. Therefore, stockholders may have difficulty selling our securities.

Holders of Our Common Stock

As of July 23, 2014 we had 29,321,379 shares of our common stock issued and outstanding, held by eighty-six (86) shareholders of record.

Transfer Agent

The transfer agent for our common stock is Empire Stock Transfer, Inc.

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Section 3 – Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities

▪

In connection with the Acquisition, the previous shareholders of iWallet received 10,000,000 shares of our common stock. The 10,000,000 shares of our common stock which were issued to the former holders of common stock of iWallet on the effective date of the Acquisition were issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act.

▪	Certain Secured Convertible Debentures previously issued by iWallet were converted to newly issued shares of our common stock and warrants. The former iWallet debenture holders were issued a total of 3,222,120 shares of common stock, and warrants to purchase 3,222,120 shares of common stock at a price of $0.20 per share, exercisable for two (2) years. These shares and warrants were also issued Acquisition were issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act.

▪	Immediately upon closing of the Acquisition, we closed a private offering of Units at a price of $0.30 per Unit, each Unit consisting of one (1) share of common stock and one (1) warrant to purchase one share of common stock at a price of $0.60 per share, exercisable for two (2) years. A total of 6,479,002 shares of common stock and 6,479,002 warrants were issued to subscribers in the offering. In addition, a total of 583,110 Units were issued as compensation to certain licensed securities brokers who assisted with the offering. The offering was conducted pursuant to Rule 506 under Regulation D and was conditional upon the closing of the Acquisition. The offering was made to only to “accredited investors” as defined in Rule 501, and we did not engage in any general solicitation or advertising. The gross proceeds from the offering, prior to the deduction of agreed selling commissions and expenses, were $1,943,701. Net of broker’s commissions and expenses, we received net proceeds of $1,745,537. A total of forty (40) investors subscribed in the offering.

Section 5 – Corporate Governance and Management

Item 5.01. Changes in Control of Registrant.

Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

At the effective time of the Acquisition, Jerry Chatel resigned as our sole director and officer. There was no known disagreement with Mr. Chatel on any matter relating to our operations, policies, or practices. Pursuant to the terms of the Merger Agreement, our new directors and officers are as set forth herein. Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 23, the Board of Directors authorized a change in the Company’s fiscal year end to December 31 from June 30, effective for fiscal year 2014.

In addition, in connection with this subsequent subsidiary merger discussed herein, we changed our corporate name to “iWallet Corporation.”

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Item 5.06 Change in Shell Company Status.

As a result of the Acquisition and related transactions as described herein, we have ceased to be a shell company as defined in Rule 12b-2. The material terms of the transaction are described herein.

In addition, The information contained in this Current Report is intended to provide "Form 10 information" within the meaning of Rule 144(i)(3) under the Securities Act of 1933.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

Financial Statements of Businesses Acquired. In accordance with Item 9.01(a), the audited financial statements of our predecessor iWallet Corporation., a California corporation, for the years ended December 31, 2013 and 2012, are filed with this Current Report on Form 8-K as Exhibit 99.1. The unaudited financial statements of iWallet Corporation for the interim period ended March 31, 2014 are filed with this Current Report on Form 8-K as Exhibit 99.2

Pro Forma Financial Information. In accordance with Item 9.01(b), our pro forma financial combined statements are filed in this Current Report on Form 8-K as Exhibit 99.3.

(c) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
2.1	Merger Agreement
3.1	Articles of Merger
99.1	Audited financial statements of iWallet Corporation for the years ended December 31, 2013 and 2012
99.2	Unaudited financial statements of iWallet Corporation for the interim period ended March 31, 2014
99.3	Unaudited pro forma condensed combined balance sheet as of March 31, 2014; and unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2014; and unaudited pro forma condensed combined balance sheet as of December 31, 2013; and unaudited pro forma condensed combined statement of operations for the year ended December 31, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iWallet Corporation

/s/ Steven Cabouli

Steven Cabouli

Chief Executive Officer

Date: July 25, 2014

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